SEMI ANNUAL REPORT

[GLOBE PHOTO]

TEMPLETON GROWTH FUND, INC.

 FEBRUARY 28, 2001

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PAGE



Thank you for investing with Franklin Templeton. We encourage our investors to maintain a long-term perspective and remember that all securities markets move both up and down, as do mutual fund share prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.

[MURDO MURCHISON'S PICTURE]

MURDO MURCHISON
Portfolio Manager
Templeton Growth Fund, Inc.


franklintempleton.com

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SHAREHOLDER LETTER

-------------------------------------------------------------------------------
Your Fund's Goal: Templeton Growth Fund seeks long-term capital growth. Under normal market conditions, the Fund invests mainly in the equity securities of companies located anywhere in the world, including emerging markets.
-------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to bring you this semiannual report of Templeton Growth Fund covering the period ended February 28, 2001. This was a difficult time for global equity markets, but especially for the once very highly favored technology, media and telecommunications sectors (TMT). By any historical measure, valuations such as price to sales within these particular market segments had been propelled to extreme levels. With such high expectations built in, stock prices were vulnerable to any disappointment. Consequently, the steady flow of profit warnings from a number of high profile companies led to some dramatic price declines. Increasing evidence that U.S. economic growth was slowing also took its toll. The early interest rate cut in January 2001 breathed some life back into the market,

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 19.



CONTENTS

Shareholder Letter              1

Performance Summary            12

Financial Highlights &
Statement of Investments       15

Financial Statements           26

Notes to Financial
Statements                     29

FUND CATEGORY
[PYRAMID GRAPHIC]
PAGE




GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets
2/28/01

[PIE CHART]
North America 47.6%

Europe 24.8%

Asia 16.3%

Latin America 3.3%

Australia & New Zealand 2.7%

Short-Term Investments & Other
Net Assets 5.3%

but the Standard & Poor's 500(R) (S&P 500(R)) Composite Index still finished down 17.84% for the six months under review, while the Nasdaq Composite Index plummeted 48.70%. Because the U.S. economy has been the primary engine of global growth, overseas markets also suffered as the outlook deteriorated. The Fund's benchmark, the Morgan Stanley Capital International (MSCI(R)) World Index, fell 17.02% from September 1, 2000, to February 28, 2001.(1)

Within this demanding environment, Templeton Growth Fund - Class A posted a six-month cumulative total return of 3.19%, as shown in the Performance Summary beginning on page 12. We believe the reason for the outperformance relative to the benchmark is simple -- we avoided fashionable but highly priced stocks and concentrated on opportunities in the world's out-of-favor markets and sectors. We also focused our attention on long-term opportunities, rather than speculating on short-term market movements. Patient and disciplined value investing has been Templeton's hallmark for many years, and it is appropriate to emphasize that this philosophy continues to drive our stock selection process.

1. Source: Standard & Poor's Micropal. The S&P 500 Composite Index consists of 500 domestic stocks, comprising four broad sectors: industrials, utilities, financials and transportation. The S&P 500 serves as the standard for measuring large-cap, U.S. stock market performance. Since some industries are characterized by companies of relatively small stock capitalization, the index is not composed of the 500 largest, U.S. publicly traded companies. The Nasdaq Composite Index measures all Nasdaq domestic and non-U.S.-based common stocks listed on The Nasdaq Stock Market(R). The index is market-value weighted and includes more than 4,000 companies. The MSCI World Index tracks the performance of approximately 1,450 securities in 22 countries and is designed to measure world stock performance. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

2


PAGE
NORTH AMERICA

On February 28, 2001, the Fund had 47.6% of its total net assets invested in North American markets. "Traditional economy" companies dominated the list of holdings, as last year we were able to take advantage of some tremendous opportunities to buy what we viewed as strong, quality companies trading at low valuations. Many of these stocks performed well in the six months under review, as investors rediscovered the attractions of leading companies with solid cash flows. Despite the narrowing of the valuation gap, there are still opportunities to invest in what we believe are high quality companies at attractive valuations. A good example is Clorox, in the household products industry. Clorox has an enviable array of brands with the first and second positions in most categories, and has a rapidly growing franchise in Latin America. The stock had fallen from more than $60 per share to below $35 per share when it attracted our interest. Another is General Mills, which is finalizing its acquisition of Pillsbury to create the fifth largest food company in the U.S. The food industry is consolidating rapidly after many years of decline, margins are stabilizing, and General Mills has a well-regarded management and some very strong brands.


  TOP 10 COUNTRIES
  Based on Equity Securities
  2/28/01

                    % OF TOTAL
                    NET ASSETS
------------------------------
  U.S.                   41.2%

  U.K.                    8.9%

  Hong Kong               8.7%

  Japan                   3.8%

  Germany                 3.4%

  Sweden                  2.8%

  Spain                   2.8%

  Argentina               2.7%

  South Korea             2.5%

  Canada                  2.3%


                                                                               3
PAGE
  TOP 10 EQUITY HOLDINGS
  2/28/01

  COMPANY                     % OF TOTAL
  INDUSTRY, COUNTRY           NET ASSETS
----------------------------------------
  H.J. Heinz Co.                  2.2%
  Food Products, U.S.

  HSBC Holdings PLC               2.0%
  Banks, Hong Kong

  Cheung Kong Holdings Ltd.       1.8%
  Real Estate, Hong Kong

  Waste Management Inc.           1.7%
  Commercial Services &
  Supplies, U.S.

  Bank of America Corp.           1.7%
  Banks, U.S.

  Ford Motor Co.                  1.6%
  Automobiles, U.S.

  Swire Pacific Ltd., A & B       1.5%
  Diversified Financials,
  Hong Kong

  Allstate Corp.                  1.4%
  Insurance, U.S.

  Lockheed Martin Corp.           1.4%
  Aerospace & Defense, U.S.

  General Motors Corp.            1.3%
  Automobiles, U.S.


Although we do have serious reservations whether the economy can achieve a soft landing after such a prolonged period of above-trend growth, we are also drawn to economically sensitive stocks, which already discount most of the bad news. A good example is Gannet, the largest newspaper publisher in the U.S. and owner of USA Today. Undoubtedly, the economic environment for companies like Gannet, which rely heavily on advertising revenues, is getting tougher. However, the stock price had lost around one-third of its value by the fourth quarter of 2000, and the Fund used the weakness to build up a holding.

We still had concerns about the outlook for the telecommunications service and equipment sectors. We sold our holding in Motorola, as it was clear to us that the market was too optimistic about the outlook for handset and semiconductor sales. Nevertheless, we believed pockets of value were developing. During the past six months, we invested in AT&T, Worldcom and SBC Communications. The latter two companies in particular experienced well-publicized difficulties in attempting to diversify away from long-distance voice traffic. Both made poorly timed acquisitions and now have to redefine and execute much less ambitious strategic plans if they are to deliver value to shareholders. However, all three companies do have particular strengths and were trading at much lower prices. Worldcom fell from $36.94 to below $20 during the period. AT&T declined a similar amount. We remain underweighted in the telecommunications sector on a global basis, but believe that these three companies offer value to long-term investors.


4



PAGE
EUROPE

Our activity in Europe in the six months under review was limited. The Fund held no telecommunications exposure in Europe, and in light of the growing concerns over industry debt levels and the expectation of falling returns, we prefer to maintain this stance until we see better value emerge. We increased our exposure to U.K.-based aerospace and defense company BAE, as well as to our holding in Unilever, the Anglo/Dutch food and household products company. Unilever recently acquired Bestfoods and has been streamlining its brands and disposing of non-core assets. The stock performed well in the six months under review. At period-end, 24.8% of the Fund's total net assets were in Europe, with 8.9% in the U.K.

Our holding in U.K. electric utility Powergen also increased in value, mainly due to the announcement of merger discussions with its German counterpart, E.On, another of our holdings. E.On is cash rich and is playing a pivotal role in the consolidation of the fragmented European power industry. It recently emerged as a potential acquirer of Iberdrola, one of two Spanish utilities held in the Fund.

In the oil industry, we purchased additional shares of Spanish company, Repsol YPF. At the end of the period, Repsol traded at around a 40% discount to the global oil sector, reflecting the recent low level of returns the company was generating.(2) In our opinion, the discount should narrow as these returns steadily improve. In aggregate, 5.4% of the Fund's total net assets were invested in the oil industry at period-end. We took some profits


2. Source: SBC Warburg Global Integrated Oils Analyser, 2/01.


                                                                               5


PAGE
during the period under review given oil stocks' strong performance in 2000, but still consider valuations attractive. In general terms, we believe this sector's stock prices already discount a much lower oil price.

ASIA

The Fund retained a large exposure to the Hong Kong market, where many companies should benefit from lower U.S. interest rates due to the currency peg. On February 28, 2001, Hong Kong represented 8.7% of the Fund's total net assets. In our opinion, a number of companies are also well-positioned in the fast-developing Chinese market. Elsewhere, the low weighting in Japan (3.8% of total net assets) was clearly a benefit to the Fund's performance during the period given the Japanese market's performance in the past six months. However, we did make a number of purchases in the country, including increasing our positions in Nippon Telegraph & Telephone (NTT), the Japanese telecommunications group, and Fujitsu, the semiconductor and software services company. NTT dominates the local market and is the majority owner of DoCoMo, the highly successful mobile phone company. The government's ongoing sales of its stake in the company, foreign selling and general weakness in the telecommunications sector depressed NTT's share price in our opinion, offering an attractive entry point for those prepared to see beyond the short-term market weakness. Offsetting these investments, we sold the majority of our holding in Nomura Securities, the largest Japanese broker, following its price appreciation.


6



PAGE
LOOKING FORWARD

We are optimistic about the Fund's outlook not based on any assumptions about broader market movements, but rather on the valuation of the Fund's holdings. There is a difference between our holdings and the general market, illustrated by the valuation table below. It shows the average valuation of the Fund's holdings compared with the valuations of the stocks in the Nasdaq and MSCI World Indexes. Our investment discipline has always been to focus on stocks that are trading at a substantial discount to the market and their own long-term worth. In our assessment, this provides significant long-term possibilities not available to those who base investment decisions on trends alone.

[LINE GRAPH]
AVERAGE STOCK VALUATION*
Price to Earnings Ratio
Templeton Growth Fund vs. MSCI World & Nasdaq Composite
(8/31/00-2/28/01)

This line chart shows the price-to-earnings ratio (P/E) of Templeton Growth Fund compared with the P/Es for the MSCI World Index and Nasdaq from August 2000 through February 28, 2001.


                Templeton    MSCI World     NASDAQ
                  Growth      Index
--------------------------------------------------
    Aug-00       12.60       29.60          153.91
   Sept-00       11.90       28.90          135.75
    Oct-00       12.00       28.50          140.26
    Nov-00       11.40       26.40          107.55
    Dec-00       11.50       25.80           95.43
    Jan-01       11.70       26.30          164.19
    Feb-01       11.60       24.00          136.75

*Sources: Nasdaq, MSCI.

To expand on this theme, we do have a preference for industries and companies where capital discipline is strong, there is consolidation activity and minimal capacity expansion, and management is focused on shareholder value as a means of


                                                                               7


PAGE
survival and competitive advantage rather than short-term capital gain. In our opinion, these trends are currently evident in the oil, food, household products, paper and utilities industries, and the Fund has a large exposure to companies trading on low valuations in these areas. The European banking industry is another example, although it pays to be very selective when investing in banks at this stage of the investment cycle.

In contrast, few technology companies, which Alan Greenspan estimates increased capacity by nearly 50% last year, demonstrated these qualities at period-end.(3) This reinforces our cautious view on the technology sector's immediate outlook. Once valuations reflect the reality of overcapacity and falling returns, and managements are forced to react to a changing environment, then we should be able to find greater value in that industry's segment. Today, we are closely analyzing one or two individual companies, but it is still too early to justify a large increase in exposure to the sector. We continue to look for investment ideas in Japan that rely on restructuring and improving returns at a company level rather than a broader economic recovery, which is uncertain in its timing and scope.

In months to come, we shall continue to search the globe for what we believe are bargain stocks, employing our time-tested strategy of diversification over a large number of countries and industries which helps to expand the areas for discovering undervalued assets. Of course, there are special risks involved with global investing related to market, currency, economic, social, political and other factors. Emerging market securities involve similar but heightened risks, in addition to those


3. Source: Federal Reserve Board. Testimony of Alan Greenspan, Federal Reserve Board's semiannual policy report to Congress, 2/13/01.


8


PAGE
associated with their relatively small size and lesser liquidity. Investing in any emerging market means accepting a certain amount of volatility and, in some cases, severe market corrections. For example, the MSCI Mexico Free Index has increased 1,364% in the past 13 calendar years, but has suffered five quarterly declines of more than 15% during that time.(4) While short-term volatility can be disconcerting, declines in excess of 50% are not unusual in emerging markets. These risks and considerations are discussed in the Fund's prospectus.

Thank you for investing in Templeton Growth Fund. We welcome your comments and look forward to serving you in the future.

Sincerely,



/s/ Murdo Murchison

Murdo Murchison, CFA
Portfolio Manager
Templeton Growth Fund, Inc.

-------------------------------------------------------------------------------
  This discussion reflects our views, opinions and portfolio holdings as of February 28, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
-------------------------------------------------------------------------------


4. Source: Standard and Poor's Micropal. Based on quarterly percentage price change over 13 years ended 12/31/00. Market return is measured in U.S. dollars and does not include reinvested dividends. The unmanaged MSCI Mexico Free Index reflects actual buyable opportunities for global investors by taking into account local market restrictions on share ownership by foreign investors. The index is capitalization-weighted.


                                                                               9




PAGE


Effective January 1, 2001, Murdo Murchison assumed primary responsibility for investments in Templeton Growth Fund. Assisting him are Jeff Everett and Dale Winner.

MURDO MURCHISON joined Templeton in 1993. He currently is senior vice president, with research responsibilities for the consumer electronics industry as well as European banks. Mr. Murchison's direct portfolio responsibilities include being the lead portfolio manager for Templeton Growth Fund.

Prior to joining Templeton, Mr. Murchison obtained his bachelor of law degree, with honors, at Edinburgh University, and went on to Glasgow University to obtain his diploma of legal practice. His investment career began in 1987 with Schroder Investment Management Ltd. in London, where he was an investment analyst responsible for the oil, gas and mining sectors of the U.K. and North America. He has also practiced as a lawyer with a Scottish law firm based in Edinburgh.

Mr. Murchison is a Chartered Financial Analyst (CFA) Charterholder and an Associate Member of the Institute of Investment Management & Research (AIIMR).


10



PAGE


JEFF EVERETT is the Chief Investment Officer - Retail for the Templeton Global Equity Group. He joined Templeton in 1989, is the lead manager for Templeton Foreign Fund and has managed Templeton World Fund since 1996.

Mr. Everett holds a bachelor of science degree in finance from Pennsylvania State University. He is a Chartered Financial Analyst (CFA) Charterholder, and a member of the International Society of Financial Analysts (ISFA) and the Association of Investment Management and Research (AIMR).

DALE WINNER is a vice president, portfolio manager and research analyst who manages separate accounts and mutual fund accounts with global mandates. He joined Templeton in 1995. He is the lead manager for Templeton International Fund and has research responsibility for the aerospace and defense industries, as well as electrical equipment and industrial conglomerates. He is also responsible for country coverage of eastern Europe and Russia. Prior to joining Templeton, Mr. Winner was a trust officer at J. P. Morgan and has been a credit analyst at Mitsui Trust, in London.

Mr. Winner earned his LLB from Reading University, England. He is a Chartered Financial Analyst (CFA) Charterholder.


                                                                              11


PAGE


CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 7/1/92, Fund shares were offered at a higher initial sales charge; thus actual total returns would have been lower. Effective 1/1/93, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.


PERFORMANCE SUMMARY AS OF 2/28/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. All total returns include reinvested distributions at net asset value.


PRICE AND DISTRIBUTION INFORMATION


CLASS A                        CHANGE         2/28/01   8/31/00
----------------------------------------------------------------
Net Asset Value (NAV)          -$1.29         $18.38    $19.67
Distributions
   (9/1/00 - 2/28/01)
Dividend Income               $0.3673
Short-Term Capital Gain       $0.4784
Long-Term Capital Gain        $0.9399
                              -------
      Total                   $1.7856

CLASS B                        CHANGE         2/28/01   8/31/00
----------------------------------------------------------------
Net Asset Value (NAV)          -$1.24         $18.21    $19.45
Distributions
   (9/1/00 - 2/28/01)
Dividend Income               $0.2522
Short-Term Capital Gain       $0.4784
Long-Term Capital Gain        $0.9399
                              -------
      Total                   $1.6705

CLASS C                        CHANGE         2/28/01   8/31/00
----------------------------------------------------------------
Net Asset Value (NAV)          -$1.21         $18.07    $19.28
Distributions
   (9/1/00 - 2/28/01)
Dividend Income               $0.2215
Short-Term Capital Gain       $0.4784
Long-Term Capital Gain        $0.9399
                              -------
      Total                   $1.6398

ADVISOR CLASS                  CHANGE         2/28/01   8/31/00
----------------------------------------------------------------
Net Asset Value (NAV)          -$1.31         $18.40    $19.71
Distributions
   (9/1/00 - 2/28/01)
Dividend Income               $0.4167
Short-Term Capital Gain       $0.4784
Long-Term Capital Gain        $0.9399
                              -------
      Total                   $1.8350


12


PAGE


PERFORMANCE

CLASS A                                   6-MONTH       1-YEAR     5-YEAR     10-YEAR
--------------------------------------------------------------------------------------
Cumulative Total Return(1)                3.19%       13.07%     74.42%     250.36%

Average Annual Total Return(2)           -2.74%        6.54%     10.45%      12.69%

Value of $10,000 Investment(3)          $9,726      $10,654    $16,439     $33,015

Avg. Ann. Total Return (3/31/01)(4)                   -5.30%      9.15%      12.02%


                                                                         INCEPTION
CLASS B                                        6-MONTH       1-YEAR      (1/1/99)
--------------------------------------------------------------------------------------
Cumulative Total Return(1)                       2.83%       12.23%       30.56%

Average Annual Total Return(2)                  -0.92%        8.23%       11.92%

Value of $10,000 Investment(3)                  $9,908     $10,823      $12,756

Avg. Ann. Total Return (3/31/01)(4)                          -3.87%        9.01%

                                                                                       INCEPTION
CLASS C                                      6-MONTH         1-YEAR       5-YEAR        (5/1/95)
-------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                    2.83%          12.27%       67.89%         92.89%

Average Annual Total Return(2)                0.90%          10.14%       10.70%         11.73%

Value of $10,000 Investment(3)             $10,090         $11,014      $16,622        $19,092

Avg. Ann. Total Return (3/31/01)(4)                          -2.14%        9.41%         10.64%

ADVISOR CLASS(5)                            6-MONTH         1-YEAR       5-YEAR      10-YEAR
----------------------------------------------------------------------------------------------
Cumulative Total Return(1)                    3.30%         13.37%       77.79%      257.13%

Average Annual Total Return(2)                3.30%         13.37%       12.20%       13.57%

Value of $10,000 Investment(3)             $10,330        $11,337      $17,779      $35,713

Avg. Ann. Total Return (3/31/01)(4)                          0.78%       10.88%      12.91%



1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or Rule 12b-1 plans. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge and including the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, an actual Advisor Class figure is used reflecting a deduction of all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were 53.26% and 10.80%.

-------------------------------------------------------------------------------
Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.
-------------------------------------------------------------------------------
For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.


                                                                              13


PAGE


TEMPLETON GROWTH FUND
CLASS A

If you had invested $10,000 in Templeton Growth Fund - Class A at inception, it would have been worth $4,778,049 on February 28, 2001. The chart below illustrates the cumulative total return of a hypothetical $10,000 investment in the Fund on November 29, 1954 (inception), reflecting the current, maximum sales charge and applicable fees and expenses with income dividends and capital gains reinvested as shown through February 28, 2001.*

[LOGARITHMIC MOUNTAIN CHART]


This logarithmic mountain chart shows the value of a $10,000 investment if capital gains and dividends were reinvested, if capital gains were reinvested and if dividends were reinvested in Templeton Growth Fund Class A compared with the CPI, from inception on November 29, 1954, through February 28, 2001.*

TEMPLETON GROWTH

    Date          Principal +    Principal      Total Value       CPI        Principal        Income       Cap Gains
                  Dividends     + Cap Gains
--------------------------------------------------------------------------------------------------------------------
11/29/1954          $9,425         $9,425         $9,425        $10,000         $9,425             $0             $0
12/31/1954          $9,576         $9,576         $9,576         $9,963         $9,576             $0             $0
12/30/1955         $10,250        $10,250        $10,250        $10,000        $10,250             $0             $0
12/31/1956         $10,726        $10,726        $10,726        $10,299        $10,726             $0             $0
12/31/1957          $8,911         $8,911         $8,911        $10,598         $8,911             $0             $0
12/31/1958         $13,261        $13,261        $13,261        $10,784        $13,261             $0             $0
12/31/1959         $15,118        $15,118        $15,118        $10,971        $15,118             $0             $0
12/30/1960         $17,210        $17,210        $17,210        $11,120        $17,210             $0             $0
12/29/1961         $20,358        $20,358        $20,358        $11,194        $20,358             $0             $0
12/31/1962         $17,606        $17,606        $17,606        $11,343        $17,606             $0             $0
12/31/1963         $18,511        $18,511        $18,511        $11,529        $18,511             $0             $0
12/31/1964         $23,802        $23,506        $23,802        $11,641        $23,506           $296             $0
12/31/1965         $29,073        $28,313        $29,073        $11,865        $28,313           $760             $0
12/30/1966         $27,532        $26,484        $27,532        $12,275        $26,484         $1,048             $0
12/29/1967         $31,314        $29,632        $31,314        $12,648        $29,632         $1,682             $0
12/31/1968         $43,140        $40,283        $43,140        $13,245        $40,283         $2,857             $0
12/31/1969         $51,622        $47,446        $51,622        $14,066        $47,446         $4,176             $0
12/31/1970         $48,298        $43,676        $48,298        $14,850        $43,676         $4,622             $0
12/31/1971         $57,875        $52,568        $58,888        $15,336        $51,555         $6,320         $1,013
12/29/1972         $95,625        $87,991        $99,262        $15,858        $84,354        $11,271         $3,637
12/31/1973         $78,886        $79,614        $89,415        $17,240        $69,085         $9,801        $10,529
12/31/1974         $68,188        $69,154        $78,623        $19,367        $58,719         $9,469        $10,435
12/31/1975         $93,732        $93,528       $108,183        $20,711        $79,077        $14,655        $14,451
12/31/1976        $136,291       $135,840       $158,747        $21,718       $113,384        $22,907        $22,456
12/30/1977        $155,058       $162,988       $191,091        $23,173       $126,955        $28,103        $36,033
12/29/1978        $184,488       $192,793       $227,799        $25,263       $149,482        $35,006        $43,311
12/31/1979        $231,142       $241,865       $288,936        $28,621       $184,071        $47,071        $57,794
12/31/1980        $275,936       $302,407       $363,734        $32,204       $214,609        $61,327        $87,798
12/31/1981        $276,915       $296,033       $362,862        $35,076       $210,086        $66,829        $85,947
12/31/1982        $293,516       $322,039       $402,077        $36,420       $213,478        $80,038       $108,561
12/30/1983        $392,896       $419,717       $534,385        $37,800       $278,228       $114,668       $141,489
12/31/1984        $391,770       $423,667       $545,974        $39,293       $269,463       $122,307       $154,204
12/31/1985        $482,618       $536,261       $697,673        $40,786       $321,206       $161,412       $215,055
12/31/1986        $572,151       $637,582       $845,831        $41,235       $363,902       $208,249       $273,680
12/31/1987        $550,763       $653,004       $872,099        $43,062       $331,668       $219,095       $321,336
12/30/1988        $682,364       $784,305     $1,077,885        $44,965       $388,784       $293,580       $395,521
12/29/1989        $831,578       $935,100     $1,321,060        $47,056       $445,618       $385,960       $489,482
12/31/1990        $737,439       $834,403     $1,201,437        $49,931       $370,405       $367,034       $463,998
12/31/1991        $912,476     $1,101,649     $1,577,839        $51,459       $436,286       $476,190       $665,363
12/31/1992        $889,019     $1,161,911     $1,644,333        $52,951       $406,597       $482,422       $755,314
12/31/1993      $1,121,883     $1,558,304     $2,181,978        $54,407       $498,209       $623,674     $1,060,095
12/30/1994      $1,068,973     $1,589,759     $2,199,826        $55,860       $458,906       $610,067     $1,130,853
12/29/1995      $1,203,902     $1,922,768     $2,636,095        $57,279       $490,575       $713,327     $1,432,193
12/31/1996      $1,434,285     $2,296,080     $3,177,868        $59,181       $552,497       $881,788     $1,743,583
12/31/1997      $1,510,347     $2,730,272     $3,692,079        $60,187       $548,540       $961,807     $2,181,732
12/31/1998      $1,354,973     $2,708,431     $3,600,538        $61,156       $462,866       $892,107     $2,245,565
12/31/1999      $1,785,696     $3,475,052     $4,696,374        $62,795       $564,374     $1,221,322     $2,910,678
12/31/2000      $1,737,698     $3,560,329     $4,778,045        $64,923       $519,982     $1,217,716     $3,040,347
02/28/2001      $1,737,702     $3,560,333     $4,778,049        $65,592       $519,986     $1,217,716     $3,040,347

   * Cumulative total return represents the change in value of an investment over the indicated period. All figures reflect the current, maximum 5.75% initial sales charge. Prior to 7/1/92, these shares were offered at a higher initial sales charge. Thus, actual total return for purchasers of shares during the periods shown may differ. Effective 1/1/93, the Fund's Class A shares implemented a Rule 12b-1 plan, which will affect subsequent performance.

Except as noted, all figures assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

The historical data shown above pertain only to the Fund's Class A shares. The Fund offers three other share classes, subject to different fees and expenses, which affect their performance. Please see the prospectus for more details.

Past performance does not guarantee future results.


14


PAGE

TEMPLETON GROWTH FUND, INC.
Financial Highlights

                                                                              CLASS A
                                       --------------------------------------------------------------------------------------
                                       SIX MONTHS ENDED                          YEAR ENDED AUGUST 31,
                                       FEBRUARY 28, 2001   ------------------------------------------------------------------
                                          (UNAUDITED)         2000          1999          1998          1997          1996
                                       --------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE+
(For a share outstanding throughout
 the period)
Net asset value, beginning of
  period.............................          $19.67           $19.56        $16.78        $22.47        $18.75       $18.96
                                       --------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income...............             .13              .35           .46           .50           .54          .50
 Net realized and unrealized gains
  (losses)...........................             .37              .99          4.76         (2.76)         4.48         1.34
                                       --------------------------------------------------------------------------------------
Total from investment operations.....             .50             1.34          5.22         (2.26)         5.02         1.84
                                       --------------------------------------------------------------------------------------
Less distributions from:
 Net investment income...............            (.37)            (.54)         (.41)         (.55)         (.49)        (.44)
 Net realized gains..................           (1.42)            (.69)        (2.03)        (2.88)         (.81)       (1.61)
                                       --------------------------------------------------------------------------------------
Total distributions..................           (1.79)           (1.23)        (2.44)        (3.43)        (1.30)       (2.05)
                                       --------------------------------------------------------------------------------------
Net asset value, end of period.......          $18.38           $19.67        $19.56        $16.78        $22.47       $18.75
                                       ======================================================================================
Total Return*........................           3.19%            7.58%        34.72%      (12.61)%        28.28%       10.85%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)....     $12,559,119      $13,191,493   $13,368,945   $11,116,564   $12,129,283   $8,450,737
Ratios to average net assets:
 Expenses............................           1.13%**          1.11%         1.12%         1.08%         1.08%        1.09%
 Net investment income...............           1.41%**          1.83%         2.60%         2.53%         2.81%        2.87%
Portfolio turnover rate..............           7.47%           50.57%        32.01%        48.23%        41.81%       19.63%

*Total return does not reflect sales commissions and is not annualized. **Annualized.
+Based on average weighted shares outstanding effective August 31, 1999.
                                                                              15



PAGE

TEMPLETON GROWTH FUND, INC.
Financial Highlights (continued)

                                                                                         CLASS B
                                                                ---------------------------------------------------------
                                                                 SIX MONTHS ENDED
                                                                FEBRUARY 28, 2001       YEAR ENDED         PERIOD ENDED
                                                                   (UNAUDITED)        AUGUST 31, 2000    AUGUST 31, 1999+
                                                                ---------------------------------------------------------
PER SHARE OPERATING PERFORMANCE++
(For a share outstanding throughout the period)
Net asset value, beginning of period........................          $19.45               $19.46             $16.37
                                                                ---------------------------------------------------------
Income from investment operations:
 Net investment income......................................             .06                  .22                .24
 Net realized and unrealized gains..........................             .37                  .97               2.85
                                                                ---------------------------------------------------------
Total from investment operations............................             .43                 1.19               3.09
                                                                ---------------------------------------------------------
Less distributions from:
 Net investment income......................................            (.25)                (.51)                --
 Net realized gains.........................................           (1.42)                (.69)                --
                                                                ---------------------------------------------------------
Total distributions.........................................           (1.67)               (1.20)                --
                                                                ---------------------------------------------------------
Net asset value, end of period..............................          $18.21               $19.45             $19.46
                                                                =========================================================
Total Return*...............................................           2.83%                6.81%             18.88%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)...........................         $80,952              $69,297            $27,573
Ratios to average net assets:
 Expenses...................................................           1.88%**              1.86%              1.88%**
 Net investment income......................................            .65%**              1.16%              1.91%**
Portfolio turnover rate.....................................           7.47%               50.57%             32.01%

*Total return does not reflect the contingent deferred sales charge and is not annualized.
**Annualized.
+Effective date of Class B shares was January 1, 1999.
++Based on average weighted shares outstanding.
 16




PAGE

TEMPLETON GROWTH FUND, INC.
Financial Highlights (continued)

                                                                                 CLASS C
                                             -------------------------------------------------------------------------------
                                             SIX MONTHS ENDED                       YEAR ENDED AUGUST 31,
                                             FEBRUARY 28, 2001    ----------------------------------------------------------
                                                (UNAUDITED)         2000         1999         1998        1997        1996
                                             -------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE+
(For a share outstanding throughout the
  period)
Net asset value, beginning of period.....          $19.28           $19.15        $16.49      $22.18      $18.57      $18.90
                                             -------------------------------------------------------------------------------
Income from investment operations:
 Net investment income...................             .06              .20           .32         .38         .42         .49
 Net realized and unrealized gains
   (losses)..............................             .37              .98          4.68       (2.77)       4.39        1.19
                                             -------------------------------------------------------------------------------
Total from investment operations.........             .43             1.18          5.00       (2.39)       4.81        1.68
                                             -------------------------------------------------------------------------------
Less distributions from:
 Net investment income...................            (.22)            (.36)         (.31)       (.42)       (.39)       (.40)
 Net realized gains......................           (1.42)            (.69)        (2.03)      (2.88)       (.81)      (1.61)
                                             -------------------------------------------------------------------------------
Total distributions......................           (1.64)           (1.05)        (2.34)      (3.30)      (1.20)      (2.01)
                                             -------------------------------------------------------------------------------
Net asset value, end of period...........          $18.07           $19.28        $19.15      $16.49      $22.18      $18.57
                                             ===============================================================================
Total Return*............................           2.83%            6.79%        33.77%    (13.32)%      27.30%       9.99%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)........        $952,288         $995,687    $1,021,159    $872,219    $755,184    $280,087
Ratios to average net assets:
 Expenses................................           1.88%**          1.85%         1.86%       1.83%       1.84%       1.87%
 Net investment income...................            .67%**          1.08%         1.84%       1.79%       2.14%       2.25%
Portfolio turnover rate..................           7.47%           50.57%        32.01%      48.23%      41.81%      19.63%

*Total return does not reflect sales commissions or the contingent deferred sales charge and is not annualized.
**Annualized.
+Based on average weighted shares outstanding effective year ended August 31, 1999.
                                                                              17


PAGE
TEMPLETON GROWTH FUND, INC.
Financial Highlights (continued)

                                                                                    ADVISOR CLASS
                                                           ---------------------------------------------------------------
                                                           SIX MONTHS ENDED               YEAR ENDED AUGUST 31,
                                                           FEBRUARY 28, 2001    ------------------------------------------
                                                              (UNAUDITED)         2000       1999        1998       1997+
                                                           ---------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE++
(For a share outstanding throughout the period)
Net asset value, beginning of period...................          $19.71           $19.61     $16.80      $22.49     $19.37
                                                           ---------------------------------------------------------------
Income from investment operations:
 Net investment income.................................             .15              .40        .51         .56        .37
 Net realized and unrealized gains (losses)............             .38              .99       4.77       (2.78)      2.75
                                                           ---------------------------------------------------------------
Total from investment operations.......................             .53             1.39       5.28       (2.22)      3.12
                                                           ---------------------------------------------------------------
Less distributions from:
 Net investment income.................................            (.42)            (.60)      (.44)       (.59)        --
 Net realized gains....................................           (1.42)            (.69)     (2.03)      (2.88)        --
                                                           ---------------------------------------------------------------
Total distributions....................................           (1.84)           (1.29)     (2.47)      (3.47)        --
                                                           ---------------------------------------------------------------
Net asset value, end of period.........................          $18.40           $19.71     $19.61      $16.80     $22.49
                                                           ===============================================================
Total Return*..........................................           3.30%            7.87%     35.16%    (12.41)%     16.11%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)......................        $106,049         $118,679    $50,751     $36,301    $29,531
Ratios to average net assets:
 Expenses..............................................            .89%**           .86%       .87%        .83%      0.83%**
 Net investment income.................................           1.65%**          2.10%      2.85%       2.81%      3.68%**
Portfolio turnover rate................................           7.47%           50.57%     32.01%      48.23%     41.81%

*Total return is not annualized.
**Annualized.
+For the period January 2, 1997 (effective date) to August 31, 1997.
++Based on average weighted shares outstanding effective year ended August 31, 1999.
                       See Notes to Financial Statements.
 18



PAGE

TEMPLETON GROWTH FUND, INC.
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001 (UNAUDITED)

                                                                 COUNTRY          SHARES            VALUE
--------------------------------------------------------------------------------------------------------------
COMMON STOCKS 89.9%
AEROSPACE & DEFENSE 4.5%
BAE Systems PLC.............................................  United Kingdom     33,280,485    $   144,236,555
Lockheed Martin Corp. ......................................  United States       5,178,700        193,994,102
Raytheon Co., A.............................................  United States       4,754,215        156,698,926
Rolls-Royce PLC.............................................  United Kingdom     43,745,489        125,710,867
                                                                                               ---------------
                                                                                                   620,640,450
                                                                                               ---------------
AIR FREIGHT & COURIERS .2%
+Airborne Freight Corp. ....................................  United States       2,889,400         29,818,608
                                                                                               ---------------
AIRLINES .9%
Singapore Airlines Ltd. ....................................    Singapore        14,719,770        124,886,836
                                                                                               ---------------
AUTO COMPONENTS 1.2%
Goodyear Tire & Rubber Co. .................................  United States       3,222,600         82,176,300
Michelin SA, B..............................................      France          1,970,000         75,181,851
                                                                                               ---------------
                                                                                                   157,358,151
                                                                                               ---------------
AUTOMOBILES 3.4%
Bayerische Motorenwerke AG BMW..............................     Germany          2,000,000         69,705,636
Ford Motor Co. .............................................  United States       7,895,807        219,582,393
General Motors Corp. .......................................  United States       3,414,400        182,055,808
                                                                                               ---------------
                                                                                                   471,343,837
                                                                                               ---------------
BANKS 7.8%
Australia & New Zealand Banking Group Ltd. .................    Australia        19,546,503        158,494,851
Bank of America Corp. ......................................  United States       4,358,600        226,703,070
Foreningssparbanken AB, A...................................      Sweden          3,850,000         52,640,541
Guoco Group Ltd. ...........................................    Hong Kong        17,030,700         50,656,065
HSBC Holdings PLC...........................................    Hong Kong        20,740,430        279,201,676
National Australia Bank Ltd. ...............................    Australia        10,809,865        170,489,733
U.S. Bancorp................................................  United States       5,818,494        134,989,061
                                                                                               ---------------
                                                                                                 1,073,174,997
                                                                                               ---------------
BEVERAGES .4%
PanAmerican Beverages Inc., A...............................      Mexico          3,055,900         55,617,380
                                                                                               ---------------
BUILDING PRODUCTS 1.0%
+Hepworth PLC...............................................  United Kingdom     16,749,410         68,363,953
Novar PLC...................................................  United Kingdom      5,154,667         14,534,115
Pilkington PLC..............................................  United Kingdom     28,078,996         49,102,606
                                                                                               ---------------
                                                                                                   132,000,674
                                                                                               ---------------

                                                                              19



PAGE

TEMPLETON GROWTH FUND, INC.
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001 (UNAUDITED) (CONT.)

                                                                 COUNTRY          SHARES            VALUE
--------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
CHEMICALS 5.3%
+Agrium Inc. ...............................................      Canada          5,781,100    $    76,830,819
Akzo Nobel NV...............................................   Netherlands        3,568,800        172,954,360
BASF AG.....................................................     Germany          2,871,000        128,840,293
DSM NV, Br. ................................................   Netherlands        3,615,451        135,583,984
Eastman Chemical Co. .......................................  United States       1,374,900         70,738,605
*Elementis PLC..............................................  United Kingdom     20,173,882         28,804,868
+Lyondell Chemical Co. .....................................  United States       7,067,900        113,086,400
                                                                                               ---------------
                                                                                                   726,839,329
                                                                                               ---------------
COMMERCIAL SERVICES & SUPPLIES 1.7%
Waste Management Inc. ......................................  United States       9,000,000        228,330,000
                                                                                               ---------------
COMPUTERS & PERIPHERALS 1.8%
Compaq Computer Corp. ......................................  United States       4,800,000         96,960,000
Fujitsu Ltd. ...............................................      Japan           8,000,000        109,603,990
Hewlett-Packard Co. ........................................  United States       1,400,000         40,390,000
                                                                                               ---------------
                                                                                                   246,953,990
                                                                                               ---------------
CONSTRUCTION MATERIALS .2%
Cheung Kong Infrastructure Holdings Ltd. ...................    Hong Kong        13,987,900         25,286,143
                                                                                               ---------------
CONTAINERS & PACKAGING .2%
Assidoman AB................................................      Sweden            955,280         18,256,851
*Assidoman AB, Redemption Shares............................      Sweden            239,620          4,591,681
                                                                                               ---------------
                                                                                                    22,848,532
                                                                                               ---------------
DIVERSIFIED FINANCIALS 2.8%
Merrill Lynch & Co. Inc. ...................................  United States       2,760,600        165,359,940
Nomura Securities Co. Ltd. .................................      Japan             855,000         16,801,867
Swire Pacific Ltd., A.......................................    Hong Kong        22,482,000        154,205,439
Swire Pacific Ltd., B.......................................    Hong Kong        55,679,500         48,541,725
                                                                                               ---------------
                                                                                                   384,908,971
                                                                                               ---------------
DIVERSIFIED TELECOMMUNICATION SERVICES 4.1%
AT&T Corp. .................................................      United          5,000,000        115,000,000
                                                              States........
Nippon Telegraph & Telephone Corp. .........................      Japan              19,125        125,222,729
SBC Communications Inc. ....................................  United States       1,900,000         90,630,000
Telecom Argentina Stet-France Telecom SA, B, ADR............    Argentina         2,731,700         44,226,223
Telecom Corp. of New Zealand Ltd. ..........................   New Zealand       19,999,100         44,138,664
Telefonos de Mexico SA de CV (Telmex), ADR..................      Mexico          2,760,450         89,052,117
*Worldcom Inc. .............................................  United States       3,000,000         49,875,000
                                                                                               ---------------
                                                                                                   558,144,733
                                                                                               ---------------

 20


PAGE


TEMPLETON GROWTH FUND, INC.
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001 (UNAUDITED) (CONT.)

                                                                 COUNTRY          SHARES            VALUE
--------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
ELECTRIC UTILITIES 8.1%
CLP Holdings Ltd. ..........................................    Hong Kong        15,000,000    $    78,654,855
E.ON AG.....................................................     Germany          2,863,300        146,136,441
Endesa SA...................................................      Spain           4,033,600         69,030,003
Entergy Corp. ..............................................  United States       3,800,000        147,554,000
Hong Kong Electric Holdings Ltd. ...........................    Hong Kong        40,120,400        151,482,170
Iberdrola SA, Br. ..........................................      Spain          10,724,300        161,737,785
Innogy Holdings PLC.........................................  United Kingdom     10,800,000         30,295,950
Korea Electric Power Corp. .................................   South Korea        3,944,460         80,832,965
National Power PLC..........................................  United Kingdom     10,800,000         36,760,125
Potomac Electric Power Co. .................................  United States       5,252,227        117,649,885
Powergen PLC................................................  United Kingdom     10,000,000         93,818,507
                                                                                               ---------------
                                                                                                 1,113,952,686
                                                                                               ---------------
ELECTRICAL EQUIPMENT .3%
ABB Ltd. ...................................................   Switzerland          510,597         42,718,444
                                                                                               ---------------
ELECTRONIC EQUIPMENT & INSTRUMENTS .8%
Hitachi Ltd. ...............................................      Japan          11,999,600        104,860,309
                                                                                               ---------------
FOOD & DRUG RETAILING 3.3%
Albertson's Inc. ...........................................  United States       5,284,708        153,520,767
Dairy Farm International Holdings Ltd. .....................    Hong Kong        10,636,667          5,584,250
J.Sainsbury PLC.............................................  United Kingdom     13,593,231         75,282,692
*Kroger Co. ................................................  United States       7,000,000        169,680,000
Safeway PLC.................................................  United Kingdom     10,876,667         46,041,043
                                                                                               ---------------
                                                                                                   450,108,752
                                                                                               ---------------
FOOD PRODUCTS 4.8%
General Mills Inc. .........................................  United States       1,500,000         67,275,000
H.J. Heinz Co. .............................................  United States       7,200,000        306,576,000
Northern Foods PLC..........................................  United Kingdom      9,062,600         17,808,631
Sara Lee Corp. .............................................  United States       5,299,700        114,950,493
Unilever PLC................................................  United Kingdom     20,350,000        153,352,876
                                                                                               ---------------
                                                                                                   659,963,000
                                                                                               ---------------
GAS UTILITIES 1.0%
TransCanada PipeLines Ltd. .................................      Canada         11,260,910        137,782,104
TransCanada PipeLines Ltd., fgn. ...........................      Canada             43,500            529,830
                                                                                               ---------------
                                                                                                   138,311,934
                                                                                               ---------------
*HEALTH CARE PROVIDERS & SERVICES .5%
Aetna Inc. .................................................  United States       1,749,800         65,145,054
                                                                                               ---------------
HOTELS RESTAURANTS & LEISURE .3%
Shangri-La Asia Ltd. .......................................    Hong Kong        46,116,700         45,526,044
                                                                                               ---------------

                                                                              21


PAGE

TEMPLETON GROWTH FUND, INC.
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001 (UNAUDITED) (CONT.)

                                                                 COUNTRY          SHARES            VALUE
--------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
HOUSEHOLD DURABLES .8%
LG Electronics Inc. ........................................   South Korea        2,797,800    $    31,679,101
Newell Rubbermaid Inc. .....................................  United States       2,982,100         78,459,051
                                                                                               ---------------
                                                                                                   110,138,152
                                                                                               ---------------
HOUSEHOLD PRODUCTS 1.2%
Clorox Co. .................................................  United States       1,121,400         40,325,544
Procter & Gamble Co. .......................................  United States       1,750,000        123,375,000
                                                                                               ---------------
                                                                                                   163,700,544
                                                                                               ---------------
INDUSTRIAL CONGLOMERATES .3%
Cookson Group PLC...........................................  United Kingdom     19,014,284         46,345,535
                                                                                               ---------------
INSURANCE 5.4%
Ace Ltd. ...................................................     Bermuda          2,019,400         73,910,040
Allstate Corp. .............................................  United States       4,916,600        195,975,676
American General Corp. .....................................  United States       1,064,000         81,119,360
Torchmark Corp. ............................................  United States       1,818,500         63,247,430
+W. R. Berkley Corp. .......................................  United States       1,680,650         71,742,747
XL Capital Ltd., A..........................................     Bermuda          1,658,800        126,085,388
Zurich Financial Services AG................................   Switzerland          256,243        122,392,023
                                                                                               ---------------
                                                                                                   734,472,664
                                                                                               ---------------
LEISURE EQUIPMENT & PRODUCTS 1.8%
Eastman Kodak Co. ..........................................  United States       1,750,000         78,750,000
Fuji Photo Film Co. Ltd. ...................................      Japan           4,698,000        170,224,647
                                                                                               ---------------
                                                                                                   248,974,647
                                                                                               ---------------
MACHINERY 2.0%
Invensys PLC................................................  United Kingdom      3,944,000          9,086,968
METSO OYJ...................................................     Finland          1,940,300         21,143,940
Sandvik AB..................................................      Sweden          4,826,750        113,590,792
Volvo AB, B.................................................      Sweden          6,577,800        124,040,043
                                                                                               ---------------
                                                                                                   267,861,743
                                                                                               ---------------
MEDIA 1.3%
Gannett Co. Inc. ...........................................  United States       2,250,000        148,815,000
South China Morning Post Holdings Ltd. .....................    Hong Kong        27,773,000         19,939,845
South China Morning Post Holdings Ltd., 144A................    Hong Kong         8,976,000          6,444,390
                                                                                               ---------------
                                                                                                   175,199,235
                                                                                               ---------------

 22


PAGE


TEMPLETON GROWTH FUND, INC.
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001 (UNAUDITED) (CONT.)

                                                                 COUNTRY          SHARES            VALUE
--------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
METALS & MINING 2.7%
+AK Steel Holding Corp. ....................................  United States       8,629,900    $    82,242,947
Barrick Gold Corp. .........................................      Canada          5,900,000         95,699,634
Companhia Siderurgica Nacional CSN, ADR.....................      Brazil            997,105         34,160,817
Pohang Iron & Steel Co. Ltd. ...............................   South Korea        1,255,273        101,094,469
USX-U. S. Steel Group.......................................  United States       3,300,000         50,292,000
                                                                                               ---------------
                                                                                                   363,489,867
                                                                                               ---------------
MULTILINE RETAIL 3.2%
J.C. Penney Co. Inc. .......................................  United States       5,875,000         95,057,500
*Kmart Corp. ...............................................  United States      12,900,000        120,615,000
Marks & Spencer PLC.........................................  United Kingdom     26,860,000         94,232,361
Sears, Roebuck & Co. .......................................  United States       3,000,000        123,150,000
                                                                                               ---------------
                                                                                                   433,054,861
                                                                                               ---------------
OIL & GAS 5.4%
Burlington Resources Inc. ..................................  United States       1,699,800         76,389,012
Eni SpA.....................................................      Italy          17,500,000        113,616,509
Occidental Petroleum Corp. .................................  United States       4,279,000        102,653,210
PetroChina Co. Ltd., H......................................      China         322,999,000         60,045,456
Repsol YPF SA...............................................      Spain           8,700,000        148,009,527
Shell Transport & Trading Co. PLC...........................  United Kingdom     12,782,200        105,817,797
Texaco Inc. ................................................  United States       2,000,000        128,200,000
                                                                                               ---------------
                                                                                                   734,731,511
                                                                                               ---------------
PAPER & FOREST PRODUCTS 4.8%
Bowater Inc. ...............................................  United States       2,092,500        105,315,525
Georgia-Pacific Timber Co. .................................  United States       3,000,000         95,190,000
Holmen Aktiebolag AB, B.....................................      Sweden          2,515,150         75,426,375
International Paper Co. ....................................  United States       3,472,840        130,787,154
Metsa Serla OY, B...........................................     Finland          2,656,000         18,196,298
Norske Skogindustrier ASA, A................................      Norway            703,800         26,987,524
Stora Enso OYJ, A (EUR Traded)..............................     Finland            718,823          7,337,424
Stora Enso OYJ, R (EUR Traded)..............................     Finland          4,361,145         44,516,621
Stora Enso OYJ, R (EUR/FIM Traded)..........................     Finland          2,266,181         24,382,551
Stora Enso OYJ, R (SEK Traded)..............................     Finland             44,994            480,265
UPM-Kymmene Corp. ..........................................     Finland          4,401,840        133,581,674
                                                                                               ---------------
                                                                                                   662,201,411
                                                                                               ---------------
PHARMACEUTICALS 1.1%
Abbott Laboratories.........................................  United States       2,999,700        146,955,303
                                                                                               ---------------

                                                                              23


PAGE


TEMPLETON GROWTH FUND, INC.
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001 (UNAUDITED) (CONT.)

                                                                 COUNTRY          SHARES            VALUE
--------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
REAL ESTATE 3.3%
Amoy Properties Ltd. .......................................    Hong Kong        30,428,100    $    33,939,470
Cheung Kong Holdings Ltd. ..................................    Hong Kong        19,817,800        240,103,347
New World Development Co. Ltd. .............................    Hong Kong        18,276,244         30,812,268
+Rouse Co. .................................................  United States       4,282,200        107,269,110
St. Joe Co. ................................................  United States       2,036,700         46,721,898
                                                                                               ---------------
                                                                                                   458,846,093
                                                                                               ---------------
ROAD & RAIL .1%
Florida East Coast Industries Inc., B.......................  United States         470,546         15,622,127
                                                                                               ---------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS .1%
Hyundai Electronics Industries Co. .........................   South Korea        3,800,000         11,362,730
                                                                                               ---------------
SPECIALTY RETAIL .6%
W.H. Smith PLC..............................................  United Kingdom     10,869,168         82,887,282
                                                                                               ---------------
TRADING COMPANIES & DISTRIBUTORS .3%
+Samsung Corp. .............................................   South Korea        8,000,000         45,610,398
                                                                                               ---------------
WIRELESS TELECOMMUNICATION SERVICES .9%
*America Movil SA de CV, ADR, L.............................      Mexico          2,260,850         40,469,215
SK Telecom Co. Ltd., ADR....................................   South Korea        3,485,579         67,933,935
Smartone Telecommunications Holdings Ltd. ..................    Hong Kong        11,767,800         18,632,590
                                                                                               ---------------
                                                                                                   127,035,740
                                                                                               ---------------
TOTAL COMMON STOCKS (COST $11,517,782,492)..................                                    12,307,228,697
                                                                                               ---------------
PREFERRED STOCKS 2.2%
Cia Vale do Rio Doce, A, ADR, pfd. .........................      Brazil          1,230,400         31,498,240
Cia Vale do Rio Doce, A, pfd. ..............................      Brazil            949,560         24,441,818
Petroleo Brasileiro SA, pfd. ...............................      Brazil          4,750,000        127,635,185
Volkswagen AG, pfd. ........................................     Germany          3,765,660        123,452,341
                                                                                               ---------------
TOTAL PREFERRED STOCKS (COST $308,885,410)..................                                       307,027,584
                                                                                               ---------------

 24


PAGE


TEMPLETON GROWTH FUND, INC.
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001 (UNAUDITED) (CONT.)

                                                                                     PRINCIPAL
                                                                 COUNTRY              AMOUNT**                VALUE
------------------------------------------------------------------------------------------------------------------------
BONDS 2.6%
U.S. Treasury Bond:
  8.75%, 8/15/20............................................  United States         $ 50,000,000         $    69,327,600
  7.50%, 11/15/24...........................................  United States           60,000,000              75,579,780
  6.75%, 8/15/26............................................  United States           60,000,000              69,890,640
  6.625%, 2/15/27...........................................  United States           65,000,000              74,710,480
  Inflation Index, 3.625%, 4/15/28..........................  United States           32,274,600              33,182,355
  Inflation Index, 3.875%, 4/15/29..........................  United States           31,753,800              34,095,672
                                                                                                         ---------------
TOTAL BONDS (COST $320,273,689).............................                                                 356,786,527
                                                                                                         ---------------
SHORT TERM INVESTMENTS (COST $669,894,569) 4.9%
U.S. Treasury Bills, 4.885% to 6.000% with maturities to
  5/10/01...................................................  United States          672,057,000             670,183,823
                                                                                                         ---------------
TOTAL INVESTMENTS (COST $12,816,836,160) 99.6%..............                                              13,641,226,631
OTHER ASSETS, LESS LIABILITIES .4%..........................                                                  57,181,693
                                                                                                         ---------------
TOTAL NET ASSETS 100.0%.....................................                                             $13,698,408,324
                                                                                                         ===============

CURRENCY ABBREVIATIONS:

EUR --  European Unit
FIM --  Finnish Markka
SEK --  Swedish Krona

*Non-income producing.
**Securities denominated in U.S. dollars.
+The Investment Company Act of 1940 defines "affiliated persons" to include any persons, such as the Fund, that owns 5% or more of the outstanding voting securities of another person. Investments in "affiliated persons" at February 28, 2001, were $594,964,982.
                       See Notes to Financial Statements.
                                                                              25


PAGE

TEMPLETON GROWTH FUND, INC.
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
FEBRUARY 28, 2001 (UNAUDITED)

Assets:
 Investments in securities, at value (cost
  $12,816,836,160)..........................................    $13,641,226,631
 Receivables:
  Investment securities sold................................         96,534,610
  Capital shares sold.......................................          7,806,601
  Dividends and interest....................................         39,752,975
                                                                ---------------
      Total assets..........................................     13,785,320,817
                                                                ---------------
Liabilities:
 Payables:
  Investment securities purchased...........................         47,962,240
  Capital shares redeemed...................................         24,901,072
  To affiliates.............................................         12,181,030
 Funds advanced by custodian................................              1,418
 Accrued expenses...........................................          1,866,733
                                                                ---------------
      Total liabilities.....................................         86,912,493
                                                                ---------------
Net assets, at value........................................    $13,698,408,324
                                                                ---------------
Net assets consist of:
 Undistributed net investment income........................    $    30,596,678
 Net unrealized appreciation................................        824,390,471
 Accumulated net realized gain..............................        527,943,866
 Capital shares.............................................     12,315,477,309
                                                                ---------------
Net assets, at value........................................    $13,698,408,324
                                                                ===============
CLASS A:
 Net asset value per share ($12,559,118,994 / 683,134,969
   shares outstanding)......................................             $18.38
                                                                ===============
 Maximum offering price per share ($18.38 / 94.25%).........             $19.50
                                                                ===============
CLASS B:
 Net asset value and maximum offering price per share
   ($80,951,894 / 4,446,230 shares outstanding)*............             $18.21
                                                                ===============
CLASS C:
 Net asset value per share ($952,288,177 / 52,706,760 shares
   outstanding)*............................................             $18.07
                                                                ===============
 Maximum offering price per share ($18.07 / 99.00%).........             $18.25
                                                                ===============
ADVISOR CLASS:
 Net asset value and maximum offering price per share
   ($106,049,259 / 5,764,782 shares outstanding)............             $18.40
                                                                ===============

*Redemption price per share is equal to net asset value less any applicable sales charge.
                       See Notes to Financial Statements.
 26


PAGE

TEMPLETON GROWTH FUND, INC.
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED FEBRUARY 28, 2001 (UNAUDITED)

Investment Income:
 (net of foreign taxes of $5,938,458)
 Dividends..................................................    $143,061,385
 Interest...................................................      29,320,862
                                                                ------------
      Total investment income...............................                    $ 172,382,247
Expenses:
 Management fees (Note 4)...................................      41,228,548
 Administrative fees (Note 4)...............................       5,368,968
 Distribution Fees (Note 4)
  Class A...................................................      15,496,878
  Class B...................................................         362,634
  Class C...................................................       4,667,114
 Transfer agent fees (Note 4)...............................      10,867,300
 Custodian fees.............................................       1,432,700
 Reports to shareholders....................................         650,000
 Registration and filing fees...............................          90,300
 Professional fees..........................................         165,100
 Directors' fees and expenses...............................         141,500
 Other......................................................          73,200
                                                                ------------
      Total expenses........................................                       80,544,242
                                                                                -------------
            Net investment income...........................                       91,838,005
                                                                                -------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments...............................................     588,839,163
  Foreign currency transactions.............................      (4,871,669)
                                                                ------------
      Net realized gain.....................................                      583,967,494
      Net unrealized depreciation on investments............                     (263,528,001)
                                                                                -------------
Net realized and unrealized gain............................                      320,439,493
                                                                                -------------
Net increase in net assets resulting from operations........                    $ 412,277,498
                                                                                =============

                       See Notes to Financial Statements.
                                                                              27


PAGE

TEMPLETON GROWTH FUND, INC.
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS

                                                                SIX MONTHS ENDED
                                                                FEBRUARY 28, 2001         YEAR ENDED
                                                                   (UNAUDITED)          AUGUST 31, 2000
                                                                   ------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................     $    91,838,005        $   258,432,207
  Net realized gain from investments and foreign currency
   transactions.............................................         583,967,494          1,045,530,082
  Net unrealized depreciation on investments................        (263,528,001)          (235,037,426)
                                                                ---------------------------------------
    Net increase in net assets resulting from operations....         412,277,498          1,068,924,863

 Distributions to shareholders from:
  Net investment income:
   Class A..................................................        (242,402,908)          (368,756,633)
   Class B..................................................            (941,368)              (945,809)
   Class C..................................................         (11,217,192)           (19,446,911)
   Advisor Class............................................          (2,398,707)            (1,869,386)
  Net realized gains:
   Class A..................................................        (940,417,608)          (476,257,437)
   Class B..................................................          (5,416,027)            (1,309,993)
   Class C..................................................         (72,405,528)           (37,445,157)
   Advisor Class............................................          (8,213,284)            (2,100,786)
                                                                ---------------------------------------
 Total distributions to shareholders........................      (1,283,412,622)          (908,132,112)

 Capital share transactions (Note 3):
   Class A..................................................         168,986,871           (318,047,628)
   Class B..................................................          15,781,251             40,373,987
   Class C..................................................          15,175,663            (36,360,292)
   Advisor Class............................................          (5,556,163)            59,969,089
                                                                ---------------------------------------
 Total capital share transactions...........................         194,387,622           (254,064,844)
    Net decrease in net assets..............................        (676,747,502)           (93,272,093)

Net assets:
 Beginning of period........................................      14,375,155,826         14,468,427,919
                                                                ---------------------------------------
 End of period..............................................     $13,698,408,324        $14,375,155,826
                                                                =======================================
Undistributed net investment income included in net assets:
 End of period..............................................     $    30,596,678        $   195,718,848
                                                                =======================================

                       See Notes to Financial Statements.
 28


PAGE

TEMPLETON GROWTH FUND, INC.
Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Growth Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. The Fund seeks long-term capital growth. Under normal market conditions, the Fund invests primarily in the equity securities of companies located anywhere in the world, including emerging markets. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as

                                                                              29


PAGE


TEMPLETON GROWTH FUND, INC.
Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONT.)

information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

e. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. MERGER WITH TEMPLETON INSTITUTIONAL FUNDS INC. - GROWTH SERIES

On October 28, 1999, the Fund acquired all of the net assets of the Templeton Institutional Funds Inc. - Growth Series pursuant to a plan of reorganization approved by the Growth Series Fund's shareholders. The merger was accomplished by a tax-free exchange of 3,509,662 Advisor shares (valued at $17.54 per share) for the net assets of the Growth Series Fund which aggregated $61,559,476, including $8,429,288 of unrealized appreciation. The combined net assets of the Fund immediately after the merger were $13,841,506,977.

3. CAPITAL STOCK

The Fund offers four classes of shares: Class A, Class B, Class C, and Advisor Class shares. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class of shares and its exchange privilege.

At February 28, 2001, there were 1.8 billion shares authorized ($0.01 par value) of which 1.2 billion, 100 million, 400 million and 100 million were designated Class A shares, Class B shares, Class C shares and Advisor Class shares, respectively. Transactions in the Fund's shares were as follows:

                                                           SIX MONTHS ENDED                           YEAR ENDED
                                                           FEBRUARY 28, 2001                        AUGUST 31, 2000
                                                    -----------------------------------------------------------------------
                                                       SHARES           AMOUNT                 SHARES           AMOUNT
                                                    -----------------------------------------------------------------------
CLASS A SHARES:
Shares sold.......................................    96,128,365    $ 1,778,481,091          384,359,781    $ 7,342,964,091
Shares issued on reinvestment of distributions....    60,103,267      1,052,351,803           42,254,953        748,711,669
Shares redeemed...................................  (143,616,103)    (2,661,846,023)        (439,646,782)    (8,409,723,388)
                                                    -----------------------------------------------------------------------
Net increase (decrease)...........................    12,615,529    $   168,986,871          (13,032,048)   $  (318,047,628)
                                                    =======================================================================

 30


PAGE


TEMPLETON GROWTH FUND, INC.
Notes to Financial Statements (unaudited) (continued)

3. CAPITAL STOCK (CONT.)

                                                           SIX MONTHS ENDED                           YEAR ENDED
                                                           FEBRUARY 28, 2001                        AUGUST 31, 2000
                                                    -----------------------------------------------------------------------
                                                       SHARES           AMOUNT                 SHARES           AMOUNT
                                                    -----------------------------------------------------------------------
CLASS B SHARES:
Shares sold.......................................       777,559    $    14,144,792            2,408,275    $    45,492,583
Shares issued on reinvestment of distributions....       330,712          5,740,495              113,319          1,992,059
Shares redeemed...................................      (224,715)        (4,104,036)            (376,009)        (7,110,655)
                                                    -----------------------------------------------------------------------
Net increase......................................       883,556    $    15,781,251            2,145,585    $    40,373,987
                                                    =======================================================================

                                                           SIX MONTHS ENDED                           YEAR ENDED
                                                           FEBRUARY 28, 2001                        AUGUST 31, 2000
                                                    -----------------------------------------------------------------------
                                                       SHARES           AMOUNT                 SHARES           AMOUNT
                                                    -----------------------------------------------------------------------
CLASS C SHARES:
Shares sold.......................................     4,047,230    $    73,461,313           16,928,748    $   315,681,812
Shares issued on reinvestment of distributions....     4,336,878         74,686,819            2,899,700         50,486,057
Shares redeemed...................................    (7,315,456)      (132,972,469)         (21,517,842)      (402,528,161)
                                                    -----------------------------------------------------------------------
Net increase (decrease)...........................     1,068,652    $    15,175,663           (1,689,394)   $   (36,360,292)
                                                    =======================================================================

                                                           SIX MONTHS ENDED                           YEAR ENDED
                                                           FEBRUARY 28, 2001                        AUGUST 31, 2000
                                                    -----------------------------------------------------------------------
                                                       SHARES           AMOUNT                 SHARES           AMOUNT
                                                    -----------------------------------------------------------------------
ADVISOR CLASS SHARES:
Shares sold.......................................       424,487    $     7,768,979            2,153,132    $    41,161,712
Shares issued on reinvestment of distributions....       547,252          9,586,136              212,187          3,806,300
Shares issued on merger (Note 2)..................            --                 --            3,509,662         61,559,476
Shares redeemed...................................    (1,227,131)       (22,911,278)          (2,442,841)       (46,558,399)
                                                    -----------------------------------------------------------------------
Net increase (decrease)...........................      (255,392)   $    (5,556,163)           3,432,140    $    59,969,089
                                                    =======================================================================

4. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers or directors of Templeton Global Advisors Ltd. (TGAL), Franklin Templeton Services, LLC (FT Services), Franklin/Templeton Distributors, Inc. (Distributors), and Franklin/Templeton Investor Services, LLC (Investor Services), the Fund's investment manager, administrative manager, principal underwriter, and transfer agent, respectively.

                                                                              31


PAGE
TEMPLETON GROWTH FUND, INC.
Notes to Financial Statements (unaudited) (continued)

4. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONT.)

The Fund pays an investment management fee to TGAL based on the average daily net assets of the Fund as follows:

ANNUALIZED
 FEE RATE                  AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------
0.75%         First $200 million
0.675%        Over $200 million, up to and including $1.3 billion
0.60%         Over $1.3 billion

The Fund pays an administrative fee to FT Services based on the Fund's average daily net assets as follows:

ANNUALIZED
 FEE RATE                  AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------
0.15%         First $200 million
0.135%        Over $200 million, up to and including $700 million
0.10%         Over $700 million, up to and including $1.2 billion
0.075%        Over $1.2 billion

The Fund reimburses Distributors for costs incurred in marketing the Fund's shares up to 0.25%, 1.00% and 1.00% per year of the average daily net assets of Class A, Class B and Class C shares, respectively. Under the Class A distribution plan, costs exceeding the maximum may be reimbursed in subsequent periods. At February 28, 2001, unreimbursed costs were $5,364,287. Distributors received net commissions from sales of the Fund's shares and received contingent deferred sales charges for the period of $847,129 and $283,863, respectively.

5. INCOME TAXES

At February 28, 2001, the net unrealized appreciation based on the cost of investments for income tax purposes of $12,819,477,900 was as follows:

Unrealized appreciation....................................  $ 1,982,823,302
Unrealized depreciation....................................   (1,161,074,571)
                                                             ---------------
Net unrealized appreciation................................  $   821,748,731
                                                             ===============

Net investment income and net realized gains differ for financial statement and tax purposes primarily due to differing treatments of wash sales and losses realized subsequent to October 31, on the sale of foreign currencies.

At August 31, 2000, the Fund had deferred currency losses occurring subsequent to October 31, 1999 of $8,916,897. For tax purposes, such losses will be reflected in the year ending August 31, 2001.

 32


PAGE
TEMPLETON GROWTH FUND, INC.
Notes to Financial Statements (unaudited) (continued)

6. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended February 28, 2001 aggregated $981,166,714 and $2,608,197,256, respectively.

                                                                              33




PAGE

FRANKLIN TEMPLETON LOGO

SEMIANNUAL REPORT

PRINCIPAL UNDERWRITER
Franklin/Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

This report must be preceded or accompanied by the current Templeton Growth Fund, Inc. prospectus, which contains more complete information, including risk factors, charges and expenses. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded, and accessed. These calls can be determined by the presence of a regular beeping tone.

101   501   04/01
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